UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2026

CrossAmerica Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-35711	45-4165414
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

645 Hamilton Street, Suite 400 Allentown, PA	18101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 625-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	CAPL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 15, 2026, CrossAmerica Partners LP, a Delaware limited partnership (the “Partnership”), and its subsidiary, Lehigh Gas Wholesale Services, Inc., a Delaware corporation (together with the Partnership, the “Borrowers”), entered into an amendment (the “Amendment”) to the Borrowers’ Credit Agreement, dated as of April 1, 2019 (as amended and restated by the Amendment and Restatement Agreement, dated as of March 31, 2023, and as further amended by the First Amendment to Amended and Restated Credit Agreement, dated as of February 20, 2024, the “Credit Agreement”), among the Borrowers, the guarantors from time to time party thereto, the lenders from time to time party thereto, and Citizens Bank, N.A., as administrative agent and collateral agent. The Amendment, among other things, (x) extends the maturity date from March 31, 2028 to July 15, 2031, (y) removes the SOFR credit spread adjustment and (z) amends the applicable financial covenant to require the Partnership to maintain a Consolidated Leverage Ratio (as defined in the Credit Agreement) of (i) for each fiscal quarter ending June 30, 2026, September 30, 2026, December 31, 2026, March 31, 2027, June 30, 2027 and September 30, 2027, not greater than 5.00 to 1.00, and (ii) for each fiscal quarter ending December 31, 2027 and thereafter, not greater than 4.75 to 1.00. All other terms and conditions of the Credit Agreement remain in full force and effect.

The foregoing description of the Amendment is qualified in its entirety by the full text of the Amendment which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1

Second Amendment to Amended and Restated Credit Agreement, dated as of July 15, 2026, by and among CrossAmerica Partners LP, Lehigh Gas Wholesale Services, Inc., certain entities listed on the signature pages thereto, as guarantors, the lenders and L/C issuers party thereto, and Citizens Bank, N.A., as administrative agent and collateral agent

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CrossAmerica Partners LP
By:	CrossAmerica GP LLC
its general partner

By:	/s/ Keenan D. Lynch
	Name:	Keenan D. Lynch
	Title:	General Counsel and Chief Administrative Officer

Dated: July 15, 2026